SUPPLEMENT DATED MARCH 1, 1996

                                      TO

                       PROSPECTUS DATED APRIL 28, 1995

                               VARIABLE ANNUITY
                    ISSUED BY C.M. LIFE INSURANCE COMPANY
                DISTRIBUTED BY SEI FINANCIAL SERVICES COMPANY


     As a result of the March 1, 1996 merger of Connecticut Mutual Life Insurance Company with Massachusetts Mutual Life Insurance Company ("MassMutual"), C.M. Life Insurance Company ("C.M. Life") has become a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The segregated investment account to which Purchase Payments for the Contracts are allocated, C.M. Multi-Account A ("Account A"), remains unchanged by the merger. C.M. Life continues as the depositor for Account A.